Exhibit 99.2

Theravance® Medicines That Make a Difference® Horizon Collaboration: Fluticasone Furoate Phase 2b Top Line Results in Asthma Conference Call February 4, 2009 Theravance. Theravance’s logo and Medicines That Make a Difference are registered trademarks of Theravance, Inc. © 2009 Theravance, Inc.

2 Safe Harbor This presentation contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. The words “may”, “will”, “should”, “could”, “would”, “plan”, “anticipate”, “believe”, “estimate”, “intend”, “goal,” “project”, “potential”, “expect”, “consistent”, “supportive”, “targeting” and “promising” and similar expressions are intended to identify such forward-looking statements. Examples of such statements include statements relating to the goals and expected timing of clinical studies and data from studies, statements regarding the potential benefits and mechanisms of action of drug candidates, statements concerning the timing of seeking regulatory approval of our product candidates (including with respect to telavancin statements regarding any expectation that regulatory authorities will approve telavancin on the basis of existing preclinical and clinical data or at all), the enabling capabilities of Theravance's approach to drug discovery and its proprietary insights, statements concerning expectations for product candidates through development and commercialization and projections of revenue. These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in its forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to delays or difficulties in commencing or completing clinical studies, the potential that results of clinical or preclinical studies indicate product candidates are unsafe or ineffective, our dependence on third parties in the conduct of our clinical studies, delays or failure to achieve regulatory approvals, risks of relying on third-party manufacturers for the supply of our product candidates and risks of collaborating with third parties to develop and commercialize products. These and other risks are described in greater detail under the heading "Risk Factors" contained in Item 1A of Theravance's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 6, 2008 and the risks discussed in our other periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.

3 Fluticasone Furoate Phase 2b Asthma Studies Goal and Design Goal: To assess efficacy and safety of GSK’s inhaled corticosteroid (ICS) fluticasone furoate (FF or GW685698), across a range of 8 doses (25–800 mcg) versus placebo over an 8-week treatment period in patients 12 years of age and older with mild, moderate and severe asthma Design Randomised, double-blind, double-dummy, placebo-controlled studies 8-week treatment period Mild asthmatic population: 601 patients, symptomatic on short-acting beta-agonist (albuterol) treatment with no use of inhaled corticosteroid were randomised to receive 25, 50, 100 or 200 mcg once daily, FP 100 mcg twice daily or placebo. Moderate asthmatic population: 622 patients, symptomatic on low-dose ICS were randomised to receive 100, 200, 300 or 400 mcg once daily, FP 250 mcg twice daily or placebo. Severe asthmatic population: 627 patients, symptomatic on moderate-dose ICS were randomised to receive 200, 400, 600 or 800 mcg once daily, FP 500 mcg twice daily or placebo. All patients could use rescue medication (albuterol) as required throughout the treatment period

4 FF demonstrated statistically significant once-daily bronchodilation at all doses except for 25 mcg P <0.05* Change from Baseline in Trough FEV1 following 8 weeks’ dosing (mL) Ratio of urinary cortisol at 8 weeks compared to baseline FF QD FP BID FF QD FP BID Fluticasone Furoate Phase 2b Study Results Mild Asthmatic Population *P-value vs. placebo N= 598 patients P <0.05* P <0.05* Placebo Placebo -100 0 100 200 300 25 mcg 50 mcg 100 mcg 200 mcg 100 mcg 0.4 0.6 0.8 1.0 1.2 1.4 1.6 25 mcg 50 mcg 100 mcg 200 mcg 100 mcg

5 FF QD FP BID FF QD FP BID Fluticasone Furoate Phase 2b Study Results Moderate Asthmatic Population Change from Baseline in Trough FEV1 following 8 weeks’ dosing (mL) Ratio of urinary cortisol at 8 weeks compared to baseline P <0.05* P <0.05* P <0.05* *P-value vs. placebo N= 615 patients P <0.05* P <0.05* FF demonstrated statistically significant once-daily bronchodilation Placebo Placebo -100 0 100 200 300 100 mcg 200 mcg 300 mcg 400 mcg 250 mcg 0.4 0.6 0.8 1.0 1.2 1.4 1.6 100 mcg 200 mcg 300 mcg 400 mcg 250 mcg

6 FF QD FP BID FF QD FP BID Fluticasone Furoate Phase 2b Study Results Severe Asthmatic Population Change from Baseline in Trough FEV1 following 8 weeks’ dosing (mL) Ratio of urinary cortisol at 8 weeks compared to baseline *P-value vs. placebo N= 622 patients FF demonstrated statistically significant once-daily bronchodilation Statistically significant suppression of urinary cortisol at 800 mcg compared with placebo P <0.05* P <0.05* P <0.05* P <0.05* Placebo Placebo P <0.05* P <0.05* -100 0 100 200 300 200 mcg 400 mcg 600 mcg 800 mcg 500 mcg 0.4 0.6 0.8 1.0 1.2 1.4 1.6 200 mcg 400 mcg 600 mcg 800 mcg 500 mcg

7 Fluticasone Furoate Phase 2b Studies Results Summary of On-treatment Adverse Events FF was well tolerated Headache was the most frequent adverse event 36 (35) 800 mcg N=102 27 (28) 200 mcg N=95 High-dose Study Mid-dose Study Low-dose Study FP (BID) FF (QD) Placebo FP (BID) FF (QD) Placebo 100 mcg N=102 100 mcg N=110 50 mcg N=100 25 mcg N=97 N=94 500 mcg N=110 600 mcg N=107 400 mcg N=101 200 mcg N=99 N=103 39 (35) 37 (35) 34 (34) 31 (31) 23 (22) 42 (42) 35 (35) 41 (40) 33 (33) 43 (41) 32 (30) 250 mcg N=100 400 mcg N=99 300 mcg N=103 200 mcg N=101 100 mcg N=105 N=107 35 (34) 35 (32) 28 (28) 19 (20) 24 (26) FP (BID) FF (QD) Placebo Subjects with Any On-treatment AE, n (%)

8 Fluticasone Furoate Phase 2b Studies Results Summary Once-daily fluticasone furoate produced statistically significant improvements in lung function (trough FEV1) compared to placebo (p<0.05) in each of the 3 study populations, with the exception of 25 mcg once-daily in the mild asthmatic population. Once-daily fluticasone furoate was well tolerated at all doses; adverse events occurred at the same or lower rates than twice-daily FP. Only the highest dose (800 mcg) was associated with a statistically significant reduction in urinary cortisol levels (a known side effect of ICS). These data increase overall confidence in the Horizon development programme

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